UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 January 12, 2006
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2006, our board of directors approved the following changes to certain outstanding awards granted pursuant to the Lincoln National Corporation 1993 Stock Plan for Non-Employee Directors, which we refer to as the Plan:

(1)
Amendment number 2 to the Plan accelerating the vesting of all restricted shares such that 25% of each restricted stock grant will vest on the later of February 1, 2006 or the first anniversary of grant date, another 25% will vest on the later of February 1, 2006 or the second anniversary of grant date, another 25% will vest on the later of February 1, 2006 or the third anniversary of grant date, and the final 25% will vest on the later of February 1, 2006 or the fourth anniversary of grant date. The amendment is effective February 1, 2006.

(2)
An amendment of all outstanding option award agreements to allow directors who are requested to resign from the board of directors, and actually do resign, for reasons other than for cause (as defined in the Plan), to exercise their options for a period of three months after leaving the board of directors.

Amendment No. 2 to the Plan is included as Exhibit 10.1 and the amendment of the outstanding option awards is included as Exhibit 10.2.

Item 8.01 Other Events.

On January 12, 2006, we issued a press release announcing that our board of directors authorized the repurchase of up to $1.6 billion of our securities. This authority is in addition to the $221.6 million, remaining from the previous securities repurchase authority, for a combined repurchase authority totaling $1.82 billion. Under this authority and without further announcement, we may repurchase securities in such amounts at such times, as we deem appropriate. Purchases may be made on the various stock exchanges, by block trades, in privately negotiated transactions, or by such other means as it deems appropriate. A copy of the press release is included as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibit is included herewith.

Exhibit Number	Description
10.1	Amendment No. 2 to the Lincoln National Corporation 1993 Stock Plan for Non-Employee Directors (effective February 1, 2006).
10.2	Amendment of outstanding option agreements under the Lincoln National Corporation 1993 Stock Plan for Non-Employee Directors
99.1	Press Release dated January 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION
By: /s/ Douglas N. Miller
Name: Douglas N. Miller
Title: Vice President and
Chief Accounting Officer

Date: January 12, 2006

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 2 to the Lincoln National Corporation 1993 Stock Plan for Non-Employee Directors (effective February 1, 2006).
10.2	Amendment of outstanding option agreements under the Lincoln National Corporation 1993 Stock Plan for Non-Employee Directors
99.1	Press Release dated January 12, 2006